UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2007
SUTURA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25548	84-1001269
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17080 Newhope Street, Fountain Valley, California		92708
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (714) 437-9801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K, as well as other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”), contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
     Item 1.01. Entry into a Material Definitive Agreement
     To the extent required by Item 1.01 of Form 8-K, the information contained in or incorporated by reference into Item 8.01 of this Current Report is hereby incorporated by reference into this Item 1.01.
     Item 3.02. Unregistered Sales of Equity Securities
     To the extent required by Item 3.02 of Form 8-K, the information contained in or incorporated by reference into Item 8.01 of this Current Report is hereby incorporated by reference into this Item 3.02.
     Item 8.01. Other Events
     On November 21, 2007, the Registrant entered into a Common Stock Purchase Agreement with Grootkasteel, B.V., a Dutch company, pursuant to which Grootkasteel agreed to purchase up to Five Hundred Thousand Dollars ($500,000) of Registrant’s common stock, par value $0.001 per share. The form of the Common Stock Purchase Agreement is filed as an exhibit to this Current Report and, upon such filing, is hereby incorporated by reference into this Item 8.01.
     The purchase of shares of common stock will take place, from time to time, at the election of Registrant, within five (5) days following the date that Registrant provides written notice to Grootkasteel of its intent to sell to Grootkasteel. The purchase price for the Common Stock shall be based on the arithmetic average of the closing sale prices for the Common Stock during the thirty (30) consecutive trading days ending on the trading day immediately preceding the date of the agreement. Grootkasteel’s obligation to purchase shares of the company’s Common Stock will automatically terminate on the sooner to occur of (i) January 31, 2008 or (ii) the date that the aggregate purchases of Common Stock by Grootkasteel under the agreement equals or exceeds Five Hundred Thousand Dollars ($500,000).
     Gauss N.V. holds 100% of the ownership interests of Grootkasteel. Dr. Anthony Nobles and Egbert Ratering, each an officer and director of Registrant, jointly own Gauss N.V.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of business acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable
Exhibit Index
(c)	Exhibits.

Common Stock Purchase Agreement, dated November 21, 2007.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUTURA, INC. (Registrant)
Date: November 26, 2007	/s/ David Teckman
David Teckman
President and Chief Executive Officer